I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Mary Katherine Johnson and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75960           33-75998           333-49593
2-52449             33-75962           33-75996           333-49599
33-02339            33-75964           33-76000           333-56297
33-34370            33-75966           33-76002
33-34583            33-75968           33-76004
33-42555            33-75970           33-76018
33-60477            33-75972           33-76024
33-61897            33-75974           33-76026
33-62473            33-75976           33-79118
333-01107           33-75978           33-79122
33-63611            33-75980           33-81216
33-64277            33-75982           33-87642
33-64331            33-75984           33-87932
33-75248            33-75986           33-88720
33-75954            33-75988           33-88722
33-75956            33-75990           33-88724
33-75958            33-75992           33-89858
333-15817           33-75994           33-91846
333-24645           333-09515          333-27337

Registration Statements filed under the Investment Company Act of 1940:


811-2512              811-2513             811-4536              811-5906

hereby ratifying and confirming on this 24th day of July, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title
           ---------------

       /s/ Thomas J. McInerney
--------------------------------------
         Thomas J. McInerney
       Director and President

--------------------------------------
    (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Mary Katherine Johnson and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75960           33-75998           333-49593
2-52449             33-75962           33-75996           333-49599
33-02339            33-75964           33-76000           333-56297
33-34370            33-75966           33-76002
33-34583            33-75968           33-76004
33-42555            33-75970           33-76018
33-60477            33-75972           33-76024
33-61897            33-75974           33-76026
33-62473            33-75976           33-79118
333-01107           33-75978           33-79122
33-63611            33-75980           33-81216
33-64277            33-75982           33-87642
33-64331            33-75984           33-87932
33-75248            33-75986           33-88720
33-75954            33-75988           33-88722
33-75956            33-75990           33-88724
33-75958            33-75992           33-89858
333-15817           33-75994           33-91846
333-24645           333-09515          333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512            811-2513           811-4536             811-5906

hereby ratifying and confirming on this 24th day of July, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title

        /s/ Shaun P. Mathews
--------------------------------------
          Shaun P. Mathews
              Director

                                POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Mary Katherine Johnson and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75960           33-75998           333-49593
2-52449             33-75962           33-75996           333-49599
33-02339            33-75964           33-76000           333-56297
33-34370            33-75966           33-76002
33-34583            33-75968           33-76004
33-42555            33-75970           33-76018
33-60477            33-75972           33-76024
33-61897            33-75974           33-76026
33-62473            33-75976           33-79118
333-01107           33-75978           33-79122
33-63611            33-75980           33-81216
33-64277            33-75982           33-87642
33-64331            33-75984           33-87932
33-75248            33-75986           33-88720
33-75954            33-75988           33-88722
33-75956            33-75990           33-88724
33-75958            33-75992           33-89858
333-15817           33-75994           33-91846
333-24645           333-09515          333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513             811-4536              811-5906

hereby ratifying and confirming on this 24th day of July, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title

       /s/ Catherine H. Smith
--------------------------------------
         Catherine H. Smith
Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President, Treasurer and Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Mary Katherine Johnson and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75960           33-75998           333-49593
2-52449             33-75962           33-75996           333-49599
33-02339            33-75964           33-76000           333-56297
33-34370            33-75966           33-76002
33-34583            33-75968           33-76004
33-42555            33-75970           33-76018
33-60477            33-75972           33-76024
33-61897            33-75974           33-76026
33-62473            33-75976           33-79118
333-01107           33-75978           33-79122
33-63611            33-75980           33-81216
33-64277            33-75982           33-87642
33-64331            33-75984           33-87932
33-75248            33-75986           33-88720
33-75954            33-75988           33-88722
33-75956            33-75990           33-88724
33-75958            33-75992           33-89858
333-15817           33-75994           33-91846
333-24645           333-09515          333-27337


Registration Statements filed under the Investment Company Act of 1940:


811-2512              811-2513             811-4536              811-5906

hereby ratifying and confirming on this 24th day of July, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

               Signature/Title

             /s/ Deborah Koltenuk
-----------------------------------------------
               Deborah Koltenuk
   Vice President, Treasurer and Corporate
                  Controller